Prospectus

May 27, 2008

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The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

Winslow Green Growth Fund	1
Overview of the Fund	1
Performance	2
Fees and Expenses	4
Winslow Green Solutions Fund	6
Overview of the Fund	6
Performance	7
Fees and Expenses	7
Investment Objectives, Principal Strategies and Risks	9
Winslow Green Growth Fund – Investment Objective	9
Winslow Green Growth Fund – Principal Investment Strategies	9
Winslow Green Solutions Fund – Investment Objective	10
Winslow Green Solutions Fund – Principal Investment Strategies	10
Investment Information Common to Both Funds	11
Temporary Defensive Position	12
Principal Risks of Investing in the Funds	12
Portfolio Holdings Information	14
Management of the Funds	14
The Adviser	14
Portfolio Managers	14
Fund Expenses	15
Shareholder Account Information	16
Pricing of Fund Shares	16
Fair Value Pricing	16
Choosing a Share Class	16
How to Purchase Shares	17
How to Redeem Shares	21
Internet Transaction Policy and Electronic Delivery	23
Account and Transactions Policies	23
Exchanging Shares	24
Shareholder Servicing Plan – Investor Class	24
Exchange/Redemption Fee	24
Tools to Combat Frequent Transactions	24
Distributions and Taxes	25
Dividends and Distributions	25
Tax Consequences	25
Financial Highlights	27
Privacy Notice	PN-1

Winslow Management Company, LLC (“the Adviser”), is the investment adviser for the Winslow Green Growth Fund and the Winslow Green Solutions Fund (each, a “Fund”, and collectively, the “Funds”) and is located at 99 High Street, 12th Floor, Boston, Massachusetts 02110.  The Funds are series of Professionally Managed Portfolios (the “Trust”).  The Funds do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series. This prospectus discusses Investor Class shares of the Funds and Institutional Class shares of the Winslow Green Growth Fund.

This Prospectus sets forth basic information about the Funds that you should know before investing.  It should be read and retained for future reference.

Winslow Green Growth Fund

Overview of the Fund

What is the Investment Objective of the Fund?
The Fund seeks capital appreciation through environmentally responsible investing.

What are the Fund’s Principal Investment Strategies?
The Fund expects to invest primarily in domestic small- and medium-sized companies that the Adviser believes are reasonably priced and exhibit the potential for superior growth.  If the Fund is not invested primarily in small- or medium-sized companies due to, among other things, changes in the market capitalizations of those companies in the Fund’s portfolio, the Fund will limit new investments to small- and medium-sized companies.

Under normal circumstances, the Fund intends to invest principally in equity securities of domestic companies that are environmentally responsible, or considered to be “best in class” companies as defined below. The Adviser defines an environmentally responsible company as one that either provides environmental solutions or benefits; or one that operates responsibly with respect to the environment.  “Best in class” companies have environmental programs that set a standard for their industry sector, and include environmental turnaround companies that may have a history of environmental problems, but have taken substantive steps to address or solve those problems.

What are the Principal Risks of Investing in the Fund?
There is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:
■         The stock market declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated;
■         Growth stocks fall out of favor with investors;

Concepts to Understand

Capital Appreciation means the gain realized on an equity investment when it is sold for more than its original cost. If an investment is sold for less than its original cost, the loss realized is a capital loss.

Environmentally Responsible Investing means investing in companies that provide environmental solutions or benefits; or in companies that operate responsibly with respect to the environment.

Market Capitalization means the total value of a company’s common stock in the stock market.

Small-Sized Companies means companies with small market capitalizations, typically below $2 billion. These companies are often referred to as “small-cap” companies.

Medium-Sized Companies means companies with medium-sized market capitalizations, typically between $2 billion and $10 billion.  These companies are often referred to as “mid-cap” companies.

■ Securities of smaller size companies involve greater risk than investing in larger more established companies, and/or
■	The Fund’s environmental policy could cause it to make or avoid investments that could result in the Fund under-performing similar funds that do not have an environmental policy.

Who May Want to Invest in the Fund?

The Fund may be appropriate for investors who:
■	want assets invested in companies whose businesses help promote and sustain a healthy environment;
■	are willing to tolerate significant changes in the value of an investment;
■	are pursuing a long-term goal; and
■	are willing to accept higher short-term risk.

The Fund may not be appropriate for investors who:
■	want an investment that pursues market trends or focuses only on particular sectors or industries;
■	need regular income or stability of principal; or
■	are pursuing a short-term goal or investing emergency reserves.

           Winslow Green Growth Fund                                                      Risk/Return Summary                                                                                                                                                                                     1

Performance

As the Winslow Green Growth Fund had not commenced operations prior to the date of this Prospectus, performance information is not available.  Performance information will be available after the Fund has been in operations for a full calendar year.

The following performance information relates to the Winslow Green Growth Fund, a series of the Forum Funds Trust (the “Predecessor Fund”.)  Effective as of the close of business on May 23, 2008, the Predecessor Fund was reorganized into the Fund.  The Predecessor Fund and the Fund have identical investment objectives and strategies and are managed by the same adviser.  As a result, the performance information provided below indicates some of the risks of investing in the Fund by showing the performance of the Predecessor Fund.  The information below also illustrates how the Predecessor Fund’s performance has varied from year to year and the risks of investing in the Predecessor Fund by showing its highest and lowest quarterly returns.  The table below illustrates the Predecessor Fund’s total return over time compared with a broad-based securities index.

The historical information shown below from April 1, 2001 to the reorganization reflects the historical performance of the Predecessor Fund.  Prior to April 1, 2001, the Adviser managed a common trust fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Predecessor Fund.  The Predecessor Fund’s performance for periods before April 1, 2001 is that of the common trust fund and reflects the expenses of the common trust fund, which were approximately 0.75% of the Predecessor Fund’s current net expenses as of May 27, 2008.  The performance of the common trust fund prior to April 1, 2001 is based on calculations that are different than the standardized method of calculations presented by the SEC. If the common trust fund’s performance had been readjusted to reflect the expenses of the Predecessor Fund for its first fiscal year, the performance would have been lower. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  The overall strength of the small-cap growth equity market, the overweighting of the Predecessor Fund’s portfolio in the medical products and biotechnology sectors, and the strong performance of certain stocks contained in the Predecessor Fund’s portfolio contributed to the Predecessor Fund’s exceptional performance during 1999 and 2003. The Fund may not perform at the same level in the future.  Please note that this performance information is not of the Fund offered in this Prospectus, but rather a Predecessor Fund with identical investment objectives, investment policies and strategies.

Predecessor Winslow Green Growth Fund – Investor Class
Calendar Year Total Returns

2         Winslow Green Growth Fund                                                      Risk/Return Summary

During the periods shown in the chart, the highest quarterly return for Investor Shares was 62.20% for the quarter ended December 31, 1999, and the lowest quarterly return was -33.31% (for the quarter ended September 30, 2001.

Predecessor Fund’s Average Annual Total Returns as of December 31, 2007
	1 Year	5 Years	10 Years
Investor Class Shares(1)
Return Before Taxes	23.47%	27.41%	16.86%
Return After Taxes on Distributions(2)	22.65%	27.06%	16.70%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	16.28%	24.48%	15.34%
Institutional Class Shares(1)
Return Before Taxes	23.80%	27.50%	16.90%
Russell 2000® Growth Index(4)	7.05%	16.50%	4.32%

(1)
Performance shown for the periods prior to May 23, 2008, reflects the performance of the Investor Shares of the Predecessor Fund.  Performance shown for the Institutional Shares for periods prior to the inception of Institutional Shares on June 6, 2006 reflects the performance of the Investor Class shares of the Predecessor Fund.  The performance information above is not of the Fund offered in this Prospectus, but is rather that of the Predecessor Fund.  Performance information for the Fund will be shown after it has been in existence for a full calendar year.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

(3)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(4)
The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. Both indices are unmanaged and reflect the reinvestment of dividends. Unlike the performance figures of the Fund, the performance of the indices does not reflect the effect of expenses.  An investor cannot invest directly in an index.

Winslow Green Growth Fund                                                      Risk/Return Summary                                                                                                                                                                                     3

Fees and Expenses

The following tables describe the various fees and expenses that you may pay if you invest in the Fund.

Shareholder Fees(1) (fees paid directly from your investment)	Investor Class Shares	Institutional Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None
Redemption Fee(2)	2.00%	2.00%
Exchange Fee(2)	2.00%	2.00%
Maximum Account Fee	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses(3)	0.41%	0.16%
Total Annual Fund Operating Expenses(4)	1.31%	1.06%
Less: Expense Reimbursement or Reduction	0.00%	0.00%
Net Annual Fund Operating Expenses(5)	1.31%	1.06%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.

(2)
The redemption and exchange fee applies only to those shares that have been held for less than 90 days.  The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.  These fees are not used to pay distribution or sales fees or expenses.  The redemption fee will not be assessed on certain types of accounts or under certain conditions.  Please see the “Exchange/Redemption Fee” section of this Prospectus for a list of the types of accounts and conditions under which this fee will not be assessed.

(3)
Other expenses include interest, custodian, transfer agency and other customary operating expenses.  However, the Fund does not anticipate incurring interest expense for its current fiscal year.  Other expenses include expenses incurred by the Fund as a result of its investment in any money market fund or other investment company.  These expenses associated with the Fund’s investment in other investment companies are referred to as “Acquired Fund Fees and Expenses”.  For the current fiscal year, the Fund anticipates incurring Acquired Fund Fees and Expenses totaling less than 0.01% of the Fund’s average daily net assets. Other Expenses also include an Investor Class Shareholder Servicing Fee that may be paid by the Fund in an amount up to 0.25% of the Fund’s average daily net assets on an annual basis.

(4)	Total Annual Fund Operating Expenses have been restated to reflect the fees that the Fund will experience in the current fiscal year.

(5)
The Adviser has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding interest, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 1.45% and 1.20% for the Investor Class and Institutional Class Shares, respectively, of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect for at least the one year period shown in the Example below and may continue for an indefinite period thereafter as determined by the Trust’s Board of Trustees (the “Board”).  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  For more information on the Expense Cap and the Adviser’s right to any reimbursement, please see “Management of the Funds – Fund Expenses” in this Prospectus.

4          Winslow Green Growth Fund                                                      Risk/Return Summary

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and the Fund’s operating expenses remain the same.  The example reflects the expense limitation agreement for the first year only within each of the years shown below.  Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$133	$415	$718	$1,579
Institutional Class Shares	$108	$337	$585	$1,294

Winslow Green Growth Fund                                                      Risk/Return Summary                                                                                                                                                                                     5

Winslow Green Solutions Fund

Overview of the Fund

What is the Investment Objective of the Fund?
The Winslow Green Solutions Fund seeks capital appreciation through investing in companies providing green solutions.

What are the Fund’s Principal Investment Strategies?
The Fund expects to invest globally in companies of varying sizes that the Adviser believes are reasonably priced and exhibit the potential for superior growth.  The Fund will ordinarily invest in companies with market capitalizations between $1 billion and $10 billion.

Under normal circumstances, the Fund intends to invest principally in equity securities of companies that provide “green solutions.”  The Adviser defines green solutions as products or services that contribute to human health through natural or organic means or to the improvement of the environment; specifically, products or services that reduce resource consumption, decrease pollution such as climate-changing greenhouse gases, or contribute to natural and sustainable nutrition and health.  Winslow requires that all companies within the Fund’s portfolio derive revenue primarily from green solutions.

What are the Principal Risks of Investing in the Fund?
There is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

Concepts to Understand
Capital Appreciation means the gain realized on an equity investment when it is sold for more than its original cost. If an investment is sold for less than its original cost, the loss realized is a capital loss.

Environmental Solution means products or services that reduce resource consumption, decrease pollution such as climate-changing greenhouse gases, or contribute to healthy, sustainable lifestyles.

Market Capitalization means the total value of a company’s common stock in the stock market.

Small-Sized Companies means companies with small market capitalizations, typically below $2 billion. These companies are often referred to as “small-cap” companies.

■	The stock market declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated;	Medium-Sized Companies means companies with medium-sized market capitalizations, typically
■	Growth stocks fall out of favor with investors;	between $2 billion and $10 billion. These companies are
■	Securities of smaller size companies involve greater risk than investing in larger more established companies;	often referred to as “mid-cap” companies.
■
Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of securities markets and less liquidity and more volatility than domestic markets, which may result in delays in settling securities transactions;

Foreign Company means a company (i) organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) with a majority of its assets or business outside the U.S.

■
Foreign investments in emerging markets can be subject to relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, securities markets that trade a small number of issues and are generally more volatile than developed markets; and/or

■	The Fund’s environmental policy could cause it to make or avoid investments that could result in the Fund’s under-performing similar funds that do not have an environmental policy.

Who May Want to Invest in the Fund?

The Fund may be appropriate for investors who:

■	want assets invested in companies whose businesses help promote and sustain a healthy environment;
■	are willing to tolerate significant changes in the value of an investment;
■	are pursuing a long-term goal; and
■	are willing to accept higher short-term risk.

6          Winslow Green Growth Fund                                                      Risk/Return Summary

The Fund may not be appropriate for investors who:

■	want an investment that specifically excludes companies that pursue certain markets or engage in certain practices;
■	need regular income or stability of principal; or
■	are pursuing a short-term goal or investing emergency reserves.

Performance

Effective at the close of business on May 23, 2008, the Winslow Green Solutions Fund, a series of the Form Funds Trust (the “Predecessor Fund”), was reorganized into the Fund.  The Predecessor Fund and the Fund have identical investment objectives, investment policies and strategies and are managed by the same adviser.  Because the Predecessor Fund recently commenced operations on November 1, 2007, there is no performance data to report.  Performance data will be available after the Fund has been operating for a full calendar year.

Fees and Expenses

The following tables describe the various fees and expenses that you may pay if you invest in the Fund. As the Fund has not commenced operations as of the date of this Prospectus, “Other Expenses” are based on estimated amounts for the current fiscal year.

Shareholder Fees(1) (fees paid directly from your investment)	Investor Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
Redemption Fee(2)	2.00%
Exchange Fee	2.00%
Maximum Account Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%
Distribution (12b-1) Fees	None
Other Expenses(3)	1.00%
Total Annual Fund Operating Expenses	1.90%
Less: Expense Reimbursement or Reduction	-0.45%
Net Annual Fund Operating Expenses(4)	1.45%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.

(2)
The redemption and exchange fee applies only to those shares that have been held for less than 90 days.  The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.  These fees are not used to pay distribution or sales fees or expenses.  The redemption fee will not be assessed on certain types of accounts or under certain conditions.  Please see the “Exchange/Redemption Fee” section of this Prospectus for a list of the types of accounts and conditions under which this fee will not be assessed.

(3)
Other expenses include interest, custodian, transfer agency and other customary operating expenses.  However, the Fund does not anticipate incurring interest expense for its current fiscal year.  Other expenses include expenses incurred by the Fund as a result of its investment in any money market fund or other investment company.  These expenses associated with the Fund’s investment in other investment companies are referred to as “Acquired Fund Fees and Expenses”.  For the current fiscal year the Fund anticipates incurring Acquired Fund Fees and Expenses totaling less than 0.01% of the Fund’s average daily net assets. Other Expenses also include an Investor Class Shareholder Servicing Fee that may be paid by the Fund in an amount up to 0.25% of the Fund’s average daily net assets on an annual basis.

(4)
The Adviser has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding interest, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 1.45% for the Investor Class of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect for at least the one year period shown in the Example below and may continue for an indefinite period thereafter as determined by the Board.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  For more information on the Expense Cap and the Adviser’s right to any reimbursement, please see “Management of the Funds – Fund Expenses” in this Prospectus.

Winslow Green Growth Fund                                                      Risk/Return Summary                                                                                                                                                                                     7

Example
The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and the Fund’s operating expenses remain the same.  The example reflects the expense limitation agreement for the first year only within each of the years shown below.  Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$148	$553	$985	$2,186

8          Winslow Green Growth Fund                                                      Risk/Return Summary

Investment Objectives, Principal Strategies and Risks

Winslow Green Growth Fund – Investment Objective

The Winslow Green Growth Fund seeks capital appreciation through environmentally responsible investing.  The Fund’s investment objective is non-fundamental.  It may be changed by a vote of the Board without shareholder approval upon a 60-day written notice to shareholders.

Winslow Green Growth Fund – Principal Investment Strategies

The Adviser believes that well-managed, environmentally responsible companies enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements, and access to expanding and new growth markets due to their dedication to solving or minimizing environmental problems.  As such, the Adviser believes that these companies can provide favorable financial returns to those who hold their securities.

The Winslow Green Growth Fund invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of domestic companies that are environmentally responsible, or “best in class” companies.  The Fund currently expects to invest no more than 10% of its net assets in foreign securities.  The Adviser defines an environmentally responsible company as one that either provides environmental solutions or benefits; or one that operates responsibly with respect to the environment.  “Best in class” companies have environmental programs that set a standard for their industry sector, and include environmental turnaround companies that may have a history of environmental problems, but have taken substantive steps to address or solve those problems.

The Adviser seeks to invest in companies that have a positive or neutral impact on the environment, including those in the Green Market Sectors described below under “Investment Information Common to Both Funds.” The Winslow Green Growth Fund may invest in companies involved with renewable energy, natural and organic food, Internet services, healthcare, and consumer products, among other sectors.  The Adviser’s investment universe primarily includes the companies that comprise the Russell 2000 Growth Index. From this broad universe, the Adviser selects approximately 100 companies as candidates for more in-depth research.

The Adviser excludes companies that derive significant revenues from: tobacco products, alcoholic spirits, gaming, adult entertainment, military weapons systems, firearms, and/or nuclear power. The Adviser also will not knowingly invest in companies that test cosmetic products on animals, and will avoid investment in companies that manufacture genetically modified organisms for environmental release.

The Adviser researches a company’s environmental profile, considering, among other things, its supply of environmental products or services such as alternative energy or natural consumer goods, consumption of natural resources, level of toxic emissions, and proactive environmental policies such as pollution prevention or waste minimization programs.  The Adviser also reviews the company’s environmental health and safety (“EHS”) practices, including an evaluation of, among other things, the company’s compliance with federal, state and local environmental regulations, and its environmental management and EHS programs.  In addition, the Adviser reviews the company’s corporate governance practices, including factors such as board composition and structure.

The Adviser’s environmental and corporate governance research process is based on a review of company documents, management interviews and on-site visits, communications with regulatory and national and local environmental agencies, accessing published environmental databases, contacting industry analysts and competitors and information from local press organizations.  The Adviser also reviews the company’s impact on its community, including providing a safe, healthy work environment, and promoting community development and equal opportunity to all employees.  Based on this information, the Adviser makes a determination as to whether the company meets the Adviser’s definition of an environmentally responsible company.

Principal Investment Strategies and Risks                                                                                                                                                                                                                                        9

Winslow Green Solutions Fund – Investment Objective

The Winslow Green Solutions Fund seeks capital appreciation through investing in companies providing green solutions. The Fund’s investment objective is non-fundamental.  It may be changed by a vote of the Board without shareholder approval upon a 60-day written notice to shareholders.

Winslow Green Solutions Fund – Principal Investment Strategies

The Fund expects to invest globally in companies of varying sizes that the Adviser believes are reasonably priced and exhibit the potential for superior growth.  The Fund will ordinarily concentrate in companies with market capitalizations between $1 billion and $10 billion.  The Fund must provide shareholders with 60 days’ prior written notice if it changes its principal investment strategies.

Under normal circumstances, the Fund intends to principally invest in equity securities of companies that provide “green solutions.” The Adviser defines green solutions as products or services that contribute to human health through natural or organic means or to the improvement of the environment; specifically, products or services that reduce resource consumption, decrease pollution such as climate-changing greenhouse gases, or contribute to natural and sustainable nutrition and health.

The Adviser requires that all companies within the Fund’s portfolio derive revenue primarily (estimated to be more than 50%) from green solutions.

The Adviser believes that companies that provide green solutions will continue to benefit from a combination of ecological, regulatory, societal, and economic factors that are promoting environmental well being and responsibility.  The Adviser anticipates that favorable market conditions for green solutions companies is likely for several reasons, including:

■
An increased focus on climate change, leading to demand for energy from renewable sources and energy efficiency solutions. Growing climate change awareness, energy security concerns, and increases in traditional energy prices are encouraging the development of energy technologies such as wind, solar and fuel cells, as well as emissions reduction policies which have rapidly brought many renewable energy sources closer to cost parity with traditional sources.

■
A rapid increase in demand for clean water. The growing number of regions and populations with an acute shortage of clean water has created opportunities for companies that improve access to clean water, either through operation of infrastructure systems or through their development of new purification technologies.

■
A growing need for resource efficiency. The Adviser believes that rising commodity prices and pressure on landfill space will increase investment opportunities in technologies that improve resource efficiency and reduce waste.

■
A shift toward healthy, natural and organic food and consumer products. Rising rates of obesity and a focus on food quality and safety have resulted in health-conscious consumers paying more attention to the food they purchase and eat, creating investment opportunities in organic food as well as natural medicines and healthcare.

■
Increasing demand for specialized services to meet new regulations. Increasing health, safety and environmental regulation across the globe has resulted in new markets for companies providing solutions to environmental and social problems.

The Adviser maintains a list of approximately 300 to 350 companies as candidates for more in-depth research.  Innovative companies that participate in Green Market Sectors, as described below under “Investment Information Common to Both Funds,” currently operate in both domestic and foreign markets.  As such, the Fund will maintain a flexible global allocation in order to take advantage of the most attractive green solutions investment opportunities around the world.  The Fund may invest up to 50% of assets in foreign issuers, predominantly located in developed countries such as Japan and members of the European Union.

10  Principal Investment Strategies and Risks

Investment Information Common to Both Funds

Green Market Sectors
The Adviser believes that investing in the Green Market Sectors will allow the Funds to benefit from favorable financial returns.  On occasion, the Funds may invest in companies that do not fit into any of the Green Market Sectors categories, but have established themselves as environmental pioneers in their respective industries, setting a standard for environmental behavior and positively influencing the behavior of their peers.

Each Fund may invest in the following Green Market Sectors:

■
Clean Energy. Stand alone power and back-up systems based on technologies such as wind, solar, flywheels, advanced batteries and fuel cells; biofuels; energy efficiency technologies; and energy production companies deriving a significant percentage of energy from renewable sources.

■	Water Management. Water and wastewater services including sewerage and treatment infrastructure; technology-based purification solutions such as desalinization, membranes and UV disinfection.

■	Resource Efficiency. Technologies to improve resource efficiency, including waste reduction and associated technologies; recycling and resource management; use of recycled materials.

■
Sustainable Living. Products or services that contribute to health, nutrition and environmental sustainability through the use of natural and organic ingredients or natural activities, including natural and organic food, clothing and other products, natural dietary supplements and personal care products, and health and wellness solutions such as homeopathic medicines.

■	Environmental Services. Companies directly benefiting from increased environmental legislation, including environmental consultancies and providers of safety equipment.

■	Green Transport. Integrated public transport systems; vehicle emissions and energy efficiency control technologies.

■	Green Building Products. Materials and services contributing to the growth of the green building movement.

The Adviser’s Processes: Purchasing Portfolio Securities
While the Funds’ portfolio managers may purchase an eligible security at any time, the Adviser’s general investment process for purchasing portfolio securities for the Funds is as follows except where otherwise indicated.

Step One: Idea Generation
The Adviser draws on internal sources as well as external sources to generate investment ideas. External sources include industry contacts, outside consultants, companies held by a Fund, other asset managers, professional and industry associations and research from Wall Street firms.

Step Two: Intensive Research
Once candidates are identified, the Adviser embarks upon an intensive research process that incorporates both fundamental, bottom-up research and a review of non-financial factors that may influence a company's performance.  Elements of the Adviser’s fundamental research include:

■	on-site company visits to tour facilities and meet key employees
■	review of publicly available materials and regulatory filings
■	review of corporate governance policies and practices
■	interviews with customers, suppliers and competitors
■	outreach to industry experts
■	continuous dialogue with company management

Principal Investment Strategies and Risks                                                                                                                                                                                                                                       11

Utilizing in-depth research, the Adviser seeks to invest in companies that exhibit the potential for superior growth.  The Adviser considers a superior growth company to have some or all of the following characteristics:

■	bold, new ideas
■	expected near-term growth catalysts such as new product launches or strategic announcements
■	expected long term growth catalysts, such as societal trends that create favorable growth conditions for the business
■	experienced, high quality management teams with defined strategies
■	earnings growth rates of at least 20% annually
■	financial resources to achieve stated business objectives
■	little or no debt
■	strong environmental and governance profiles, or favorable macrotrends (Winslow Green Growth Fund only)

Step Three: Winslow Investment Committee Meeting
On a weekly basis, investment professionals of the Adviser meet to present new investment recommendations and to review current Fund holdings.

Step Four: Portfolio Construction
Once an investment idea is approved, the Adviser sets a target allocation for the new holding within the Fund, taking into account stock liquidity and float and forecasted investment time horizon.  Initial positions are established between 1-2% with the expectation to build positions to 3-5% for the Winslow Green Growth Fund and 3-4% for the Winslow Green Solutions Fund.

The Adviser’s Processes: Selling Portfolio Securities
The Adviser monitors the companies in each Fund’s portfolio to determine if there have been any significant changes in the companies since a Fund’s purchase of a company’s stock.  The Adviser may sell a stock if:

■	the stock has met or exceeded its price target,
■	the position has appreciated beyond 10% of a Fund’s total net assets,
■
the Adviser perceives an alteration of the investment premise, including a change in the company's fundamentals, such as margin deterioration, decelerating revenue growth, or a change in the company’s business strategy, particularly a change that reduces or eliminates green solutions as a material contributor to business results (Winslow Green Solutions Fund only),

■	the Adviser identifies an environmental or governance breakdown (Winslow Green Growth Fund only),
■	the Adviser identifies alternative investment ideas with greater perceived investment potential, or
■	Fund redemptions require cash to be raised.

Changes in Investment Strategies
The Fund will not change its investment policy of investing at least 80% of its net assets in equity securities without providing shareholders with at least a 60-day prior notice.

Temporary Defensive Position

In order to respond to adverse market, economic, political, or other conditions, each Fund may assume a temporary defensive position that is inconsistent with its principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments.  As a result, a Fund may not achieve its investment objective.  A defensive position, taken at the wrong time, may have an adverse impact on a Fund’s performance.

Principal Risks of Investing in the Funds

Investing in the Funds entails certain risks.  The Funds cannot guarantee that they will achieve their investment objectives.  Since the prices of securities that each Fund holds may fluctuate, the value of your investment in a Fund may also fluctuate and you could lose money.  It is important that you closely review and understand these risks before making an investment in a Fund.  The principal risks of investing in the Funds are below.  For additional information regarding the Funds’ investments and the associated risks, please see the Funds’ most recent Statement of Additional Information (“SAI”).

        12  Principal Investment Strategies and Risk

Risks Common to Both Funds
Management Risk
Management risk is the Fund’s ability to meet its investment objective based on the Adviser’s success or failure at implementing investment strategies for the Fund.  The value of your investment in the Fund is subject to the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

General Market Risk
General market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.  General market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Equity Market Risk
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  Investor perceptions may impact the markets and are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you hold common stocks of any given issuer, you would generally be exposed to greater risk than if you hold preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Growth Stock Risk
Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings.  Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.  Growth stocks may not perform as well as value stocks or the stock market in general.

Small- and Medium-Size Company Risk
Investments in smaller and medium size companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies.  Many small to medium companies are more vulnerable than larger companies to adverse business or economic developments.  Securities of these types of companies may have limited liquidity and their prices may be more volatile.  They may have limited product lines, markets or financial resources.  New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies.  Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares.  You should expect that the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Environmental Policy Risk
Each Fund’s environmental policy could cause it to underperform compared to similar funds that do not have such a policy.  Accordingly, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for environmental reasons when it might be otherwise disadvantageous for it to do so.

Portfolio Turnover Risk
High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to the Funds’ shareholders.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds’ performance.  The Funds may have portfolio turnover rates in excess of 100%.

Principal Investment Strategies and Risks                                                                                                                                                                                                                                       13

Foreign Securities and Emerging Markets Risk
Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including less government supervision and regulation of foreign exchanges, brokers and issuers than in the United States.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition to developed markets, the Fund may invest in emerging markets, which are markets of countries in the initial stages of industrialization and generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Portfolio Holdings Information

The Funds’ portfolio holdings are disclosed quarterly within 60 days of the end of each period covered by the Annual and Semi-Annual Report to Fund shareholders, and in quarterly holdings reports on Form N-Q.  In addition, each Fund discloses its top ten quarter-end portfolio holdings and certain other portfolio characteristics on the Funds’ website at www.winslowgreen.com within 10 business days after the calendar quarter-end and its complete calendar quarter-end holdings with a 30-day lag.  The calendar quarter-end portfolio holdings for a Fund will remain posted on the website until updated with the next required regulatory filing with the Securities and Exchange Commission (“SEC”).  Portfolio holdings information posted on the Funds’ website may be separately provided to any person commencing the day after it is first published on the website.  A complete description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds’ SAI.

Management of the Funds

The Adviser
The Funds have entered into an investment advisory agreement (the “Advisory Agreement”) with Winslow Management Company, LLC, 99 High Street, 12th Floor, Boston, Massachusetts 02110 under which the Adviser manages each Fund’s investments subject to the supervision of the Board.  The Adviser has provided investment management services since 1983 and specializes in the management of assets for non-profit institutions, pension funds, and high net worth individuals by investing in publicly traded environmentally responsible companies.  As of March 31, 2008, the Adviser’s assets under management were approximately $501 million.  Under the Advisory Agreement, the Funds compensate the Adviser for its investment advisory services at the annual rate of 0.90% of each Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board, the Adviser is responsible for managing the Funds in accordance with their investment objective and policies, making decisions with respect to, and also orders for, all purchases and sales of portfolio securities.  The Adviser also maintains related records for the Funds.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement with the Adviser will be available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30, 2008.

Portfolio Managers
Jackson W. Robinson is lead manager of the Winslow Green Growth Fund and is responsible for the day-to-day management of the Fund. Matthew W. Patsky is co-manager of the Fund and provides portfolio management backup services.

14  Management of the Funds

Mr. Patsky is lead manager of the Winslow Green Solutions Fund and is responsible for the day-to-day management of the Fund.  Mr. Robinson provides portfolio management services to the Fund in the absence of Mr. Patsky.

Jackson W. Robinson
Mr. Robinson, founder and President of Winslow Management Company, has served as the Portfolio Manager for the Winslow Green Growth Fund, Predecessor Fund and its predecessor common trust fund since May 3, 1994.  Mr. Robinson has 30 years of money management experience. Since 1991, Mr. Robinson has focused exclusively on “environmentally responsible” investing.  As the Chief Investment Officer for Winslow Management Company, Mr. Robinson manages assets, in a similar style, in individual accounts, institutional accounts, and another pooled investment vehicle.  While founding Winslow Management in 1983, Mr. Robinson also served as President of Rieger, Robinson & Harrington, an investment management company.  Prior to that, Mr. Robinson was an officer and director of Garden Way, Inc. and President of the National Gardening Association, both socially responsible companies.  Mr. Robinson began his career in commercial banking.  Mr. Robinson is a graduate of Brown University where he received a B.S. in Political Science.  He is a director of Jupiter European Opportunities Trust PLC, and serves as the non-executive Chairman of the Board of Spartech Corporation (“NYSE:SHE”).  He is also an adviser to the American Council on Renewable Energy (“ACORE”) and a trustee of Suffield Academy.

Matthew W. Patsky, CFA
Since 2002, Mr. Patsky has been partner at Winslow Management Company, acting as portfolio manager for a number of Winslow’s separately managed accounts.  He has served as the Portfolio Manager for the Winslow Green Solution Fund and the Predecessor Fund since the Predecessor Fund’s inception (November 1, 2007).  He began his career as a securities analyst with Lehman Brothers in 1984 and has over 20 years of investment management and research experience.  Prior to joining Winslow, he worked in Boston, Massachusetts for Adams Harkness, Inc. as their Director of Equity Research where he supervised twenty-one research analysts dedicated to researching emerging growth technology stocks, healthcare and consumer companies.  Prior to Adams Harkness, Inc., he was at Robertson Stephens & Co and served as Vice President.  Recognized as an expert in green investing, he has written numerous reports on green investing, including the first report ever published by a major Wall Street investment bank on the topic of Socially Responsible Investing.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts they manage and their ownership of securities in the Funds.

Fund Expenses
The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) in order to limit Net Annual Operating Expenses for Investor Class shares of the Funds to 1.45%, and 1.20% for Institutional Class shares of the Winslow Green Growth Fund of the respective Fund’s average net assets.  Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by a Fund if requested by the Adviser, and the Board approves such reimbursement in subsequent fiscal years.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Expense Cap.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. The Funds must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.

Management of the Funds                                                                                                                                                                                                                                                                                   15

Shareholder Account Information

Pricing of Fund Shares
A Fund’s share price is known as its net asset value (“NAV”).  The NAV is determined by dividing the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily.  A Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good form (as described below under “How to Purchase Shares”) by the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”), or certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”) by the close of regular trading on the NYSE will be processed at that day’s NAV.  Transaction orders received after the close of regular trading on the NYSE will receive the next day’s NAV.  A Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share).  In certain cases, fair value determinations may be made as described below under procedures as adopted by the Board.

Fair Value Pricing
Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by a Fund that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed.  Fair value determinations are then made in good faith in accordance with procedures adopted by the Board.  Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund will compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation.  If any significant discrepancies are found, the Trust may adjust its fair valuation procedures.

Choosing a Share Class
The Winslow Green Growth Fund offers Institutional and Investor Share classes, while the Winslow Green Solutions Fund only offers the Investor Share class.  Expenses vary between the Investor and Institutional Share classes of the Winslow Green Growth Fund.  You should carefully consider the differences in the fee structures as well as the length of time you wish to invest in the Winslow Green Growth Fund before choosing which class to purchase.  (Please review the Fees and Expenses Table for the Funds before investing in a Fund.)  Additionally, please make sure that you are an eligible investor for the specific class.  You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you.  The following is a summary of the differences between Institutional Shares and Investor Shares of the Winslow Green Growth Fund.

16  Shareholder Account Information

		Institutional Shares		Investor Shares
Minimum Initial Investment	■	$250,000 investment minimum	■	$2,500 initial investment minimum
(See table below for IRA and other types of accounts)
 (NOTE: Registered investment advisers and financial planners that maintain an account directly with the Fund’s transfer agent may aggregate their client accounts to meet the minimum amount if prior written notice is provided to the Fund’s transfer agent)

Eligible Investors	■	Designed for the following types of accounts maintained directly with the Fund’s transfer agent:	■	Designed for investors investing:
	(1)	proprietary accounts of institutions (financial institutions, corporations, trusts, estates, religious and charitable organizations); and	(1) (2)	directly through the Fund’s transfer agent; or through Financial Intermediaries
	(2)	accounts of registered investment advisers and financial planners purchasing on behalf of clients who are charged asset-based or other management fees
Fees	■	Redemption/Exchange fee of 2.00% if shares are redeemed or exchanged within 90 days of purchase	■	Redemption/Exchange fee of 2.00% if shares are redeemed or exchanged within 90 days of purchase
Expenses	■	Lower expense ratio than Investor Shares due to absence of shareholder servicing fees	■	Higher expense ratio than Institutional Shares due to shareholder servicing fees

How to Purchase Shares
Minimum Investments
You may open a Fund account with a minimum initial investment as listed in the table below.

Winslow Green Growth Fund
Minimum Investment	To Open Your Account	To Add to Your Account

Regular Accounts
Investor Class	$2,500	$50
Institutional Class	$250,000	$50
Individual Retirement Accounts (“IRAs”)
Investor Class	$2,000	$50
Institutional Class	$250,000	$50
Accounts with Automatic Investment Plans
Investor Class	$1,000	$50
Institutional Class	$250,000	$50

Shareholder Account Information                                                                                                                                                                                                                                                                        17

Winslow Green Solutions Fund
Minimum Investment	To Open Your Account	To Add to Your Account

Regular Accounts
Investor Class	$2,500	$50
Individual Retirement Accounts (“IRAs”)
Investor Class	$2,000	$50
Accounts with Automatic Investment Plans
Investor Class	$1,000	$50

General Purchase Information
You may purchase shares of the Funds by completing an Account Application.  Your order will not be accepted until the completed Account Application is received by the Funds or USBFS.  Account Applications will not be accepted unless they are accompanied by payment in U.S. dollars, drawn on a U.S. financial institution.

The Funds will not accept payment in cash, money orders or cashier’s checks unless the cashier’s checks are in excess of $10,000.  In addition, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks or any conditional order or payment.  For individual, sole proprietorship, joint Uniform Gifts to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to the “Winslow Green Growth Fund” or the “Winslow Green Solutions Fund,” or to one or more owners of the account and endorsed to the applicable Fund.  For all other accounts a check must be made payable on its face to the applicable Fund.  If any payment is returned for any reason, a service fee of $25 will be deducted from a shareholder’s account.  You will also be responsible for any losses suffered by the Funds as a result.

The Funds reserve the right to reject any purchase orders if, in their opinion, it is in a Fund’s best interest to do so.  The Funds also reserve the right to change or waive minimum investment amounts at any time.  Shareholders will be given at least a 30-day notice of any increase in the minimum dollar amount of initial or subsequent investments.

If the Funds do not have a reasonable belief of the identity of a shareholder, the Account Application will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Funds have not been registered for sale outside of the United States and its territories.  The Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.  The Funds do not issue share certificates.

PATRIOT Act
The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase by Mail
To purchase a Fund’s shares by mail, simply complete and sign the enclosed Account Application and mail it, along with a check made payable to the applicable fund to:

18  Shareholder Account Information

Regular Mail [Name of Fund] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery [Name of Fund] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the USBFS post office box, does not constitute receipt by USBFS.

Investing by Telephone
If you have completed the “Telephone Purchase Authorization” section of the Account Application, you may purchase additional shares by telephoning the Funds toll free at (888) 314-9049.  You may not make your initial purchase of a Fund’s shares by telephone.  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern time, shares will be purchased at the NAV next calculated.  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchase by Wire.  Initial Investment.
If you are making your first investment in the Funds, before you wire funds, please contact the Funds by phone to make arrangements with a customer service representative to submit your completed Account Application via mail, overnight delivery, or facsimile.  Upon receipt of your completed Account Application, your account will be established and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.

Once your account has been established, you may instruct your bank to send the wire using the instructions you were given.  Prior to sending the wire, please call USBFS at (888) 314-9049 to advise them of the wire, and to ensure proper credit upon receipt.  Your bank must include both the name of the Fund and your name so that monies can be correctly applied.

Subsequent Investments
If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, please contact the Funds to advise of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include the name of the Fund and your account number in all wire instructions.  If you have questions about how to invest by wire, you may call the Funds.  Your bank may charge you a fee for sending a wire to a Fund.

Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Winslow Green Mutual Funds (specify fund name)
(Shareholder Name/Account Registration) (Shareholder Account Number)

Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  Neither the Funds nor U.S. Bank, N.A., the Funds’ custodian, are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.  If you have questions about how to invest by wire, you may call the Fund.

Shareholder Account Information                                                                                                                                                                                                                                                                        19

Through a Financial Intermediary
You may buy and sell shares of the Funds through Financial Intermediaries.  Your order will be priced at the Fund’s NAV next computed after it is received by a Financial Intermediary and accepted by the Fund.  A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  The Funds may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with the Funds, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus.  If you transmit your order with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

By Internet.  Initial Investment.
You may purchase shares by logging onto the Funds’ website at www.winslowgreen.com and the following the instructions listed below:

■	Click on “Open an Account Today”;
■	Be prepared to have the required information to open your new account;
■	Accept the Terms of the online Account Application;
■	Complete the online Account Application;
■	The Fund(s) will electronically deduct your purchase proceeds from the financial institution you have identified on your Account Application.

Please note that if your account is funded by an ACH, then your minimum investment amount is $2,500.

Subsequent Investment
You may make subsequent purchases by logging on to the Funds’ website at www.winslowgreen.com and following the instructions listed below:

■	Click on “Shareholder Access”;
■	Provide your User ID and password;
■	Select the Transaction/Purchase menu option;
■	Follow the instructions provided.

Automatic Investment Plan
For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after you make your initial investment as listed in the table above, you may authorize a Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $50 on a monthly or bi-monthly basis.  If you wish to enroll in the AIP, complete the “Automatic Investment Plan” section in the Account Application or call USBFS at (888) 314-9049.  In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying USBFS five days prior to the effective date.  A fee ($25) will be charged if your bank does not honor the AIP draft for any reason.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Please call (888) 314-9049 for additional information regarding the Funds’ AIP.

20  Shareholder Account Information

Special Instructions for Institutional Share Class
The Winslow Green Growth Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Institutional Class shares may also be offered through Financial Intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund.  If you are purchasing shares through a Financial Intermediary, you must follow the procedures established by your Financial Intermediary.  Your Financial Intermediary is responsible for sending your purchase order and wiring payment to USBFS.  Your Financial Intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial Intermediaries placing orders for themselves or on behalf of their customers should call the Funds toll free at (888) 314-9049, or follow the instructions below under “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

Institutional Class shares of the Fund are purchased or redeemed at their NAV per share next calculated after your purchase order and payment or redemption order is received by the Fund, less any applicable redemption fees.  If you place an order for Fund shares through a Financial Intermediary, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary receives the order.  The Financial Intermediary must send to USBFS immediately available funds in the amount of the purchase price in accordance with USBFS’ instructions.  If payment is not received within the time specified, USBFS may rescind the transaction and the Financial Intermediary will be held liable for any resulting fees or losses.  For more information about your Financial Intermediary’s rules and procedures and whether your Financial Intermediary has been authorized by the Funds to receive purchase and redemption orders on their behalf, you should contact your Financial Intermediary directly.

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Funds or with the same Financial Intermediary that placed the original purchase order in accordance with the procedures established by that Financial Intermediary.  Your financial institution is responsible for sending your order to USBFS and for crediting your account with the proceeds.  You may redeem part or all of a Fund’s shares on any business day that the Fund calculates its NAV.  To redeem shares with a Fund, you must contact the Fund either by mail or by phone to place a redemption order.  You should request your redemption prior to market close to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

By Mail
You may redeem a Fund’s shares by simply sending a written request to the Fund.  Please provide the Fund’s name, your name, account number and state the number of shares or dollar amount you would like redeemed.  The letter should be signed by all shareholders whose names appear on the account registration and include a signature guarantee, if applicable.  Redemption requests will not become effective until all documents have been received in good form by a Fund.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Funds for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

You should send your redemption request to:

Regular Mail [Name of Fund] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery [Name of Fund] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202-5207

Shareholder Account Information                                                                                                                                                                                                                                                                        21

By Telephone or Wire
You may redeem a Fund’s shares by telephone by completing the “Redemption by Telephone” portion of the Account Application.  You may also request telephone redemption privileges after your account is opened by calling the Funds at (888) 314-9049.  If you have a retirement account, you may not redeem shares by telephone.  You may have difficulties in making a telephone redemption during periods of abnormal market activity.  If this occurs, you may make your redemption request in writing.

You may redeem shares for amounts up to $100,000, but with a minimum of $2,500, by calling the Funds at (888) 314-9049 prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time.  Redemption proceeds will be sent on the next business day to the mailing address that appears on a Fund’s records.  Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account.  The minimum amount that may be wired is $2,500.  You will not incur any charge when proceeds are sent via the ACH network; however, most ACH transfers require two days for the bank account to receive credit.  Telephone redemptions cannot be made if you notify USBFS of a change of address within 15 days before the redemption request.

Prior to executing instructions received to redeem shares by telephone, the Funds will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Funds may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.

Through a Financial Intermediary
You may redeem a Fund’s shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to a Fund and for crediting your account with the proceeds.  For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt of the order.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.

By Internet
You may redeem your shares by Internet unless you declined Internet redemption privileges on your Account Application. You may be responsible for any unauthorized Internet order as long as USBFS has taken reasonable measures to verify that the order is genuine. Internet transactions require a user ID and password .
Systematic Withdrawal Program
As another convenience, you may redeem a Fund’s shares through the Funds’ Systematic Withdrawal Program (“SWP”).  Under the SWP, shareholders or their brokers may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter.  In order to participate in the SWP, your account balance must be at least $10,000 and each withdrawal amount must be for a minimum of $50 each month or quarter.  If you elect this method of redemption, a Fund will send a check directly to your address of record, or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  The SWP may be terminated or modified by a shareholder or a Fund at any time without charge or penalty.  You may also elect to terminate your participation in this program at any time by contacting a Fund sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of shares of a Fund, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the “Systematic Withdrawal Plan” section of a Fund’s Account Application.  Please call (888) 314-9049 for additional information regarding the Funds’ SWP.

22  Shareholder Account Information

Internet Transaction Policy and Electronic Delivery
Internet Transactions
You may open a Fund account as well as purchase, sell, or exchange Fund shares online at www.winslowgreen.com.  Establishing an account online is permitted only for individual, IRA, joint and UGMA/UTMA accounts. If you conduct transactions or open an account online, you are consenting to sending and receiving personal financial information over the Internet.

Electronic Delivery
Consistent with the Funds’ commitment to environmental sustainability, you may sign up to receive prospectuses, supplements and Annual and Semi-Annual Reports electronically on www.winslowgreen.com.  You may change your delivery preference and resume receiving these documents through the mail at any time by updating your electronic delivery preferences on www.winslowgreen.com or contacting the Funds at (888) 314-9049.

Householding
In addition, in an effort to decrease costs, the Funds will start reducing the number of duplicate prospectuses, supplements, Annual and Semi-Annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll-free at (888) 314-9049 to request individual copies of these documents or if your shares are held through a Financial Intermediary please contact them directly.  The Funds will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Account and Transactions Policies
Before selling recently purchased shares, please note that if USBFS has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 days from the purchase date.

Low Balance Accounts
Investor Class
Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, ($1,000 for IRAs) other than as a result of market fluctuations.  The Funds will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.  If you do not bring your total account balance up to $2,500 ($1,000 for IRAs) within 60 days, a Fund may sell your shares and send you the proceeds.

Institutional Class
Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $200,000 other than as a result of market fluctuations.  The Funds will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.  If you do not bring your total account balance up to $200,000 within 60 days, a Fund may sell your shares and send you the proceeds.

Redemption In-Kind
Each Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”).  It is not expected that a Fund would do so except during unusual conditions.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Signature Guarantees
Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  USBFS may also require a signature guarantee for certain other redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  A signature guarantee of each owner is required in the following situations:

●	If ownership is changed on your account;
●	When redemption proceeds are sent to any person, address or bank account not on record;
●	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
●	If a change of address request has been received by USBFS within the last 15 days;
●	For all redemptions in excess of $100,000 from any shareholder account; and
●	When establishing or modifying certain services on an account.

In addition to the situations described above, the Funds and/or USBFS reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Signature guarantees will be generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchanges Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Shareholder Account Information                                                                                                                                                                                                                                                                        23

Exchanging Shares
You may exchange all or a portion of your investment from one Fund to any other Winslow Fund of the same share class, by mail, telephone or the Internet unless you declined telephone or Internet redemption privileges on your Account Application.  Any new account established through an exchange will be subject to the minimum investment requirements described above.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.  Additionally, an exchange will be considered a sale of shares for the purpose of assessing redemption fees.  See the “Redemption Fees” section for additional information.  Not all funds available for exchange may be available for purchase in your state.  Please contact USBFS regarding the funds available for exchange in your state.  You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number).  Call the Funds at (888) 314-9049 to learn more about exchanges.

Shareholder Servicing Plan – Investor Class
The Trust has adopted a Shareholder Servicing Plan on behalf of the Funds’ Investor Share class.  Under the Plan each Fund is authorized to pay the Fund’s Adviser an annual shareholder servicing fee of 0.25% of the Investor Class’s average daily net assets.  The Adviser uses this fee to finance certain activities related to servicing and maintaining shareholder accounts.

Exchange/Redemption Fee
Each Fund is intended for long-term investors.  Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by the Funds’ shareholders.  For these reasons, each Fund will assess a 2.00% fee on the redemption of Fund shares held for less than 90 days.  The redemption fee is deducted from your proceeds and retained by a Fund for the benefit of long-term shareholders.  The first-in, first-out (“FIFO”) method is used to determine the 90 day holding period.  The FIFO method states that if a shareholder purchases shares on different days, the shares he/she held the longest will be redeemed first for purposes of determining whether the redemption fee applies.  This fee does not apply to (1) shares purchased through reinvested dividends or capital gains; (2) Fund redemptions under the Funds’ SWP; or (iii) the involuntary redemption of low balance accounts.  Each Fund reserves the right to change the terms and amount of this fee upon at least a 60-day notice to shareholders.

Although each Fund has the goal of applying this redemption fee to most redemptions of shares held for less than 90 days, a Fund may not always be able to track short-term trading effected through Financial Intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into Information Sharing Agreements with such Financial Intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such Financial Intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and may not always be able to track short-term trading effected, through these Financial Intermediaries.  In addition, because the Funds are required to rely on information from the Financial Intermediary as to the applicable redemption fee, the Funds cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

Tools to Combat Frequent Transactions
Each Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders.  The Board has adopted a policy regarding excessive trading.  Each Fund discourages excessive, short-term trading and other abusive trading practices and a Fund may use a variety of techniques to monitor trading activity and detect abusive trading practices.  Each Fund takes steps to reduce the frequency and effect of these activities in a Fund.  These steps may include, among other things, monitoring trading activity, imposing redemption fees, and using fair value pricing, under procedures as adopted by the Board, when the Adviser determines current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

24  Shareholder Account Information

In an effort to discourage abusive trading practices and minimize harm to a Fund and its shareholders, each Fund reserves the right, in its sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to a Fund) and without prior notice.  The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund performance.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests.  Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, each Fund will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into Information Sharing Agreements with Financial Intermediaries pursuant to which these Financial Intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Distributions and Taxes

Dividends and Distributions
The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  A Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options:

(1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or
(2) receive all distributions in cash.

If you wish to change your distribution option, write to USBFS in advance of the payment date of the distribution.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV and to reinvest all subsequent distributions.

Tax Consequences
The Funds intend to make distributions of dividends and capital gains.  Dividends are taxable to shareholders as ordinary income or qualified dividend income.  The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Shareholder Account Information                                                                                                                                                                                                                                                                        25

By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs a Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Internal Revenue Code.  The advice was prepared for the Funds.  Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.

26  Shareholder Account Information

Financial Highlights

The table shows the Funds’ financial performance for the period shown.  Certain information reflects financial results for a single Fund share.  “Total return” shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions.  Tait, Weller & Baker LLP, is the Funds’ Independent Registered Public Accounting Firm.  The financial information for the year ended December 31, 2007 and prior years was audited by another firm.

Winslow Green Growth Fund – Investor Class
For a capital share outstanding throughout each period
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
NET ASSET VALUE PER SHARE, beginning of year	$19.85	$17.62	$15.90	$14.41	$7.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.10)	(0.23)	(0.17)(a)	(0.17)	(0.11)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	4.70	2.46	2.09	1.90	7.00

Total from investment operations	4.60	2.23	1.92	1.73	6.89

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain or loss	(1.04)	0.02	0.02	(0.24)	—

Redemption Fees(a)	0.01	0.02	0.02	—(b)	0.01

NET ASSET VALUE PER SHARE, end of period	$23.42	$19.85	$17.62	$15.90	$14.41

TOTAL RETURN	23.47%	12.77%	12.18	12.09%	91.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$379,708	$194,366	$152,278	$48,366	$55,263

Ratio to Average Net Assets:
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses(c)	1.47%	1.49%	1.69%	1.93%	1.90%

Net investment income (loss)	(0.46)%	(1.22)%	(1.02)%	(1.20)%	(0.93)%

Portfolio turnover rate	94%	113%	103%	102%	202%
(a)	Calculated based on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

Financial Highlights                                                                                                                                                                                                                                                                                       27

Winslow Green Growth Fund – Institutional Class
For a capital share outstanding throughout the period
	Year Ended December 31, 2007	June 6, 2006(a) through December 31, 2006
NET ASSET VALUE PER SHARE, beginning of period	$19.87	$19.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.04)	(0.11)
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	4.72	0.42

Total from investment operations	4.68	0.31

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains	(1.04)	(0.02)
Redemption Fees(b)	0.00(c)	0.02

NET ASSET VALUE PER SHARE, End of period	$23.51	$19.87

TOTAL RETURN(d)	23.80%	1.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$37,123	$16,150

Ratio to Average Net Assets(e):
Net expenses	1.20%	1.20%
Gross expenses(f)	1.22%	1.51%
Net investment income (loss)	(0.20)%	1.06%

Portfolio turnover rate	94%	113%(d)
(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized periods less than one year.
(f)	Reflects the expense ration excluding any waivers and/or reimbursements.

28  Financial Highlights

Winslow Green Solutions Fund – Investor Class
For a capital share outstanding throughout the period

November 1, 2007(a) through December 31, 2007
NET ASSET VALUE PER SHARE, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	—
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.51
Total from investment operations	0.51

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains	(0.04)
Redemption Fees(b)	0.00(C)

NET ASSET VALUE PER SHARE, End of period	$10.47

TOTAL RETURN(d)	5.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$9,994

Ratio to Average Net Assets(e):	1.45%
Net expenses	5.71%
Gross expenses(f)	(0.25)%
Net investment income (loss)	19%
(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized periods less than one year.
(f)	Reflects the expense ration excluding any waivers and/or reimbursements.

Financial Highlights                                                                                                                                                                                                                                                                                           29

Winslow Green Funds

www.winslowgreen.com

Investment Adviser
Winslow Management Company, LLC
99 High Street, 12th Floor
Boston, Massachusetts 02110

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(866) 811-0224

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Privacy Notice

The Funds collect non-public personal information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not a part of the Prospectus .

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You can find more information about the Funds in the following documents:

Statement of Additional Information (“SAI”)
The Funds’ SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated by reference into this Prospectus.  It is legally considered a part of this Prospectus.

Annual and Semi-Annual Reports
Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that affected a Fund’s performance during its last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by contacting the Funds at:

Winslow Green Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 735-7464
www.winslowgreen.com

You can review and copy information, including the Funds’ reports and SAI, at the Public Reference Room of the SEC 100 F Street, N.E. Washington, D.C. 20549-0104.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Shareholder reports and other information about the Funds are also available:

●	Free of charge on the Funds’ website at www.winslowgreen.com; or
●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
●	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0104; or
●	For a fee, by email request to: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037)

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